                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     JULY 25, 2000
                                                --------------------------



                    WASHINGTON REAL ESTATE INVESTMENT TRUST
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            (Exact name of registrant as specified in its charter)


   Maryland                               1-6622               53-0261100
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   (State or other jurisdiction of    (Commission File        (IRS Employer
          incorporation)                Number)           Identification Number)


   Executive Boulevard, Suite 800, Rockville, Maryland         20852
   -----------------------------------------------------------------------
   (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code   (301) 984- 9400
                                                  ------------------------

Item 5:  OTHER EVENTS

         Attached hereto as Exhibit 99.1 is a copy of certain Supplemental Data included in the Trust's press release, dated July 25, 2000.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits

               Exhibit
               Number
               ------
               99.1   Press Release, July 25, 2000, entitled "Supplemental Data"

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    WASHINGTON REAL ESTATE INVESTMENT TRUST
                    ---------------------------------------
                                 (Registrant)



                    By: /s/ Larry E. Finger
                       ----------------------------------
                                  (Signature)

                       Larry E. Finger
                       Senior Vice President
                       Chief Financial Officer



     July 25, 2000
     --------------------
          (Date)

Exhibit
Number
------
99.1      Press Release, July 25, 2000, entitled "Supplemental Data"